Exhibit 99.1

Weight Watchers Announces Second Quarter 2026 Results

Total End of Period Subscribers of 2.5 million; End of Period Clinical Subscribers of 197 thousand, up 55.7% year-over-year

Core+ End of Period Subscribers of 541 thousand, up 13.9% year-over-year, reflecting third consecutive quarter of sequential growth

Revenue of $162.3 million; Clinical Subscription Revenue of $39.9 million, up 30.4% year-over-year

Reaffirms Full Year 2026 Financial Guidance

NEW YORK (August 5, 2026) – WW International, Inc. (Nasdaq: WW) (“Weight Watchers” or the “Company”), the global leader in science-backed weight management, today announced its results for the second quarter of 2026 ended June 30, 20261 in this Earnings Press Release and a Shareholder Letter issued today and posted on the Company’s Corporate Website.

“We view 2026 as a year of focused transition for Weight Watchers, and our Q2 results reflect that work taking hold across the business,” said Jon Volkmann, Chief Operations Officer and member of the Company’s Interim Office of the Chief Executive. “Core+, our high-value Behavioral tier delivering tailored expert coaching and integrated weight health support, posted sequential subscriber growth for the third consecutive quarter, underscoring that members continue to embrace our holistic approach.”

“We are pleased with the continued momentum in Core+, which saw subscriber count grow 13.9% year-over-year and represents a clear signal that interest in our Behavioral business is stabilizing while our Clinical business continues to grow,” said Felicia DellaFortuna, Chief Financial Officer and member of the Company’s Interim Office of the Chief Executive. “End of Period Clinical Subscribers grew 55.7% year-over-year, and the sequential stability we saw in subscribers from Q1 to Q2 2026 reflects a deliberate recalibration of marketing investment following elevated peak season spend. We are reaffirming our full-year 2026 Revenue and Adjusted EBITDA2 guidance. With a business that remains cash accretive and generated positive operating cash flow in Q2, we have confidence in our ability to continue building momentum into 2027 and beyond.”

Q2 Business Updates

•

Q2 2026 Clinical Subscription Revenue grew 30.4% year-over-year and End of Period Clinical Subscribers grew 55.7% year-over-year, despite lapping significant prior-year growth in Q2 2025 from the Company’s former compounded semaglutide offering. End of Period Clinical Subscribers were flat compared to Q1 2026, as the Company strategically recalibrated its Clinical marketing investment following elevated spend in Q1 2026.

•

Core+ represented 541 thousand End of Period Subscribers at the end of Q2 2026, up 13.9% from Q2 2025, representing the third consecutive quarter of sequential growth in the Company’s higher-value Behavioral tier.

•	Q2 Monthly Subscription Revenue Per Average Subscriber (ARPU) increased 10.2% year-over-year, driven by the continued mix shift towards Clinical.

•	Q2 Gross Margin was 70.3%. Q2 Adjusted Gross Margin[2] was 73.6%, which remained near record highs, reflecting continued operational discipline across the Company’s portfolio.

•	Marketing expense was $47.9 million or 29.5% of Revenue, declining from $92.9 million in Q1 2026 as the Company moved past peak season and rebalanced investment across its business lines.

•	Q2 Net Income was $14.1 million, which reflects higher depreciation and amortization related to Fresh Start Accounting[1]. Q2 Adjusted EBITDA[2] was $39.8 million.

Balance Sheet and Liquidity Updates

•	Cash and Cash Equivalents balance as of June 30, 2026 was $101.5 million.

•

Operating activities generated $24.3 million of cash in Q2 2026, reflecting the cash-generative nature of the Weight Watchers business and continued commitment to maintaining a strong liquidity position as the Company executes its strategic priorities.

•	In Q2 2026, the Company prepaid $36.8 million in cash to reduce the principal amount of its outstanding term loan. The prepayment was comprised of the following two components:

•	In June 2026, $26.8 million in aggregate principal amount of prepayment from the annual cash sweep; and

•	In May 2026, $10.0 million as part of the voluntary solicitation, which was fully subscribed at 68.5% of par.

As a result of these actions, the Company reduced the aggregate principal amount of its outstanding term loan by $41.4 million and reduced its annualized interest expense by approximately $4 million3.

2026 Guidance

The Company reaffirms its previously provided guidance for the year ending December 31, 2026.

•	Revenue guidance of $620 million to $635 million.

•	Adjusted EBITDA[2] guidance of $105 million to $115 million.

Second Quarter 2026 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET to discuss results. The webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. A replay of the webcast will be available on this site for at least 90 days.

1Fresh Start Accounting and Predecessor and Successor Periods

In connection with the Company’s emergence from its financial reorganization process on June 24, 2025, the Company applied fresh start accounting which resulted in Successor and Predecessor financial statement presentation. References to “Successor” relate to the Company’s operations for the three and six months ended June 30, 2026 and the period from June 25, 2025 through December 31, 2025. References to “Predecessor” relate to the Company’s operations for the periods from March 30, 2025 through June 24, 2025 and December 29, 2024 through June 24, 2025. Accordingly, the consolidated financial statements after June 24, 2025 are not comparable with the consolidated financial statements as of or prior to that date.

2Statement regarding Non-GAAP Financial Measures

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in this release non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization expenses and share-based compensation expense (“EBITDA”); and for each period presented, EBITDA adjusted, as applicable, for (a) goodwill and other indefinite-lived intangible asset impairments, (b) reorganization items, net related to the Company’s emergence from its Chapter 11 financial reorganization, (c) gain on extinguishment of debt, (d) transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, (e) net restructuring charges associated with the previously disclosed 2025, 2024, and 2023 restructuring plans, (f) non-recurring expenses in connection with the management of certain executive matters, and (g) other items such as the impact of foreign exchange gains and losses as indicated in the reconciliations below that management believes are not indicative of ongoing operations (“Adjusted EBITDA”). The Company also presents gross profit, gross margin, marketing expenses, selling, general and administrative expenses, and product development expenses on a non-GAAP basis that adjusts for similar items, as further indicated in the reconciliations below.

As exchange rates are an important factor in understanding period-to-period comparisons, the Company believes in certain cases the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand the Company’s operating results and evaluate the Company’s performance in comparison to prior periods. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company uses results on a constant currency basis as one measure to evaluate the Company’s performance. In this press release, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. The Company generally refers to such amounts calculated on a constant currency basis as excluding or adjusting for the impact of foreign currency or being on a constant currency basis. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP and are not meant to be considered in isolation. Results on a constant currency basis, as the Company presents them, may not be comparable to similarly titled measures used by other companies and are not measures of performance presented in accordance with GAAP.

Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” in this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

A reconciliation of the forward-looking full year Adjusted EBITDA outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

3The interest rate in effect for the term loan as of June 30, 2026 was 10.53%.

Definitions

“Behavioral” business refers to providing subscriptions to the Company’s digital product offerings with the option to add on unlimited access to the Company’s workshops.

“Clinical” business refers to providing subscriptions to the Company’s clinical product offerings provided by Weight Watchers Clinic and third parties combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops.

“Revenue” - “Subscription Revenue” consists of the aggregate of: (a) “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings. In addition, “Other Revenue” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue. “Revenue” consists of the aggregate of Subscription Revenue and Other Revenue.

“Incoming Subscribers” - “Subscribers” refer to Behavioral subscribers and Clinical subscribers who participate in recurring bill programs in Company-owned operations. The “Incoming Subscribers” metric reports Subscribers in Company-owned operations at a given period start. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“End of Period Subscribers” - The “End of Period Subscribers” metric reports Subscribers in Company-owned operations at a given period end. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“Monthly Subscription Revenue Per Average Subscriber” (“ARPU”) - The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for both quarterly and year-to-date periods for each respective business are calculated as Subscription Revenue divided by the number of months in the respective quarterly or year-to-date period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period. Management utilizes this metric to consider revenue growth and trends on a per subscriber basis.

About Weight Watchers

Weight Watchers is the global leader in science-backed weight management, offering an integrated support system built for the GLP-1 era that combines scientific expertise, medication, cutting-edge technology, and human connection. With more than 60 years of experience, Weight Watchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions and access to GLP-1 medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the company has led with science to deliver its members the personalized support they need to reach and sustain their goals. Members can access these solutions directly, or through Weight Watchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, Weight Watchers offers a proven path forward that is rooted in research, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the Company’s recent emergence from bankruptcy, which could adversely affect its business and relationships and subjects us to risks and uncertainties; competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; the Company’s ability to successfully implement strategic initiatives; the effectiveness and efficiency of its advertising and marketing programs across multiple platforms, including digital marketing and social media platforms; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition, and its ability to appoint a new chief executive officer with the required level of experience and expertise in a timely manner; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, changes in tariffs and escalating trade tensions, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by us of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to us; the dependence of the Company’s payments system on third-party service providers; the impact of the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of existing and future laws and regulations; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations; the outcomes of litigation or regulatory actions; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; the Company’s ability to engage in share repurchases and pay cash dividends in the foreseeable future; risks related to the actions of activist shareholders and anti-takeover provisions in the Company’s articles of incorporation and bylaws; risks related to the actions of the Company’s shareholders and the exclusive forum provisions in its articles of incorporation; the possibility that the Company could fail to maintain the listing of the Company’s common stock on Nasdaq; and other risks and uncertainties, including those included in this press release and those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

For investor inquiries, please contact:

Anna Kate Heller

WeightWatchers@icrinc.com

For media inquiries, please contact:

Melissa Garbayo

melissa.garbayo@ww.com

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	Successor
	June 30, 2026	December 31, 2025
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$101,497	$160,279
Restricted cash	5,796	6,298
Receivables (net of allowances: June 30, 2026 - $1,985 and December 31, 2025 - $1,651)	15,923	16,378
Prepaid income taxes	6,573	8,097
Prepaid marketing and advertising	3,079	9,275
Prepaid expenses and other current assets	14,017	13,277

TOTAL CURRENT ASSETS	146,885	213,604
Property and equipment, net	6,886	8,115
Operating lease assets	2,148	2,933
Goodwill	199,910	200,135
Other intangible assets, net	453,289	490,664
Deferred income taxes	16,068	16,482
Other noncurrent assets	15,256	14,825

TOTAL ASSETS	$840,442	$946,758

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$991	$1,260
Accounts payable	22,537	9,212
Salaries and wages payable	20,366	34,375
Accrued marketing and advertising	12,238	22,985
Accrued interest	867	1,084
Other accrued liabilities	21,527	23,049
Income taxes payable	2,333	6,006
Deferred revenue	25,215	28,565

TOTAL CURRENT LIABILITIES	106,074	126,536
Long-term debt, net	423,995	465,466
Long-term operating lease liabilities	1,325	1,893
Deferred income taxes	29,858	34,021
Other noncurrent liabilities	540	771

TOTAL LIABILITIES	561,792	628,687
EQUITY
Successor common stock, $0 par value; 1,000,000 shares authorized; 9.999 shares issued at June 30, 2026 and 9,992 shares issued at December 31, 2025	379,690	378,777
Accumulated deficit	(100,021)	(62,095)
Accumulated other comprehensive (loss) income	(1,019)	1,389

TOTAL EQUITY	278,650	318,071

TOTAL LIABILITIES AND TOTAL EQUITY	$840,442	$946,758

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor		Predecessor
	Three Months Ended June 30, 2026	Period from June 25, 2025 through June 30, 2025	Period from March 30, 2025 through June 24, 2025
Subscription revenue, net (1)	$161,392	$12,078	$175,773
Other revenue, net (2)	932	89	1,224

Revenue, net	162,324	12,167	176,997

Cost of subscription revenue (3)	48,015	3,258	46,439
Cost of other revenue	167	—	50

Cost of revenue	48,182	3,258	46,489

Gross profit	114,142	8,909	130,508
Marketing expenses	47,875	2,784	32,093
Product development expenses	6,441	686	14,160
Selling, general and administrative expenses	50,352	2,853	42,851

Operating income	9,474	2,586	41,404
Reorganization items, net	—	—	(1,143,918)
Interest expense	11,588	923	11,061
Gain on extinguishment of debt	(4,612)	—	—
Other (income) expense, net	(421)	932	4,478

Income before income taxes	2,919	731	1,169,782
Benefit from income taxes	(11,155)	(523)	(20,906)

Net income	$14,074	$1,254	$1,190,688

Earnings per share
Basic	$1.41	$0.13	$14.81

Diluted	$1.41	$0.13	$14.67

Weighted average common shares outstanding
Basic	9,999	9,987	80,419

Diluted	10,001	9,987	81,165

Note: Totals may not sum due to rounding.

(1)

“Subscription revenue, net” consists of the aggregate of: (a) net “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)	“Other revenue, net” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.
(3)	“Cost of subscription revenue” consists of cost of revenue and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor		Predecessor
	Six Months Ended June 30, 2026	Period from June 25, 2025 through June 30, 2025	Period from December 29, 2024 through June 24, 2025
Subscription revenue, net (1)	$328,749	$12,078	$360,953
Other revenue, net (2)	1,836	89	2,615

Revenue, net	330,585	12,167	363,568

Cost of subscription revenue (3)	97,460	3,258	100,026
Cost of other revenue	310	—	158

Cost of revenue	97,770	3,258	100,184

Gross profit	232,815	8,909	263,384
Marketing expenses	140,809	2,784	110,871
Product development expenses	14,534	686	25,281
Selling, general and administrative expenses	98,436	2,853	78,480
Franchise rights acquired impairments	—	—	27,549

Operating (loss) income	(20,964)	2,586	21,203
Reorganization items, net	—	—	(1,143,918)
Interest expense	23,064	923	38,664
Gain on extinguishment of debt	(4,612)	—	—
Other (income) expense, net	(1,158)	932	6,685

(Loss) income before income taxes	(38,258)	731	1,119,772
(Benefit from) provision for income taxes	(332)	(523)	1,669

Net (loss) income	$(37,926)	$1,254	$1,118,103

(Net loss) earnings per share
Basic	$(3.79)	$0.13	$13.93

Diluted	$(3.79)	$0.13	$13.80

Weighted average common shares outstanding
Basic	9,998	9,987	80,271

Diluted	9,998	9,987	80,998

Note: Totals may not sum due to rounding.

(1)

“Subscription revenue, net” consists of the aggregate of: (a) net “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)	“Other revenue, net” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.
(3)	“Cost of subscription revenue” consists of cost of revenue and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Successor		Predecessor
	Six Months Ended June 30, 2026	Period from June 25, 2025 through June 30, 2025	Period from December 29, 2024 through June 24, 2025
Operating activities:
Net (loss) income	$(37,926)	$1,254	$1,118,103
Adjustments to reconcile net (loss) income to cash (used for) provided by operating activities:
Depreciation and amortization	51,802	1,681	14,201
Amortization of deferred financing costs and debt (premium) discount, net	(51)	—	1,766
Impairment of franchise rights acquired	—	—	27,549
Impairment of intangible and long-lived assets	3	—	97
Share-based compensation expense	840	—	4,032
Deferred tax (benefit) provision	(4,259)	—	26,232
Allowance for doubtful accounts	27	—	(1,131)
Foreign currency exchange rate (gain) loss	(1,059)	933	6,717
Non-cash reorganization items, net	—	—	(1,176,532)
Gain on extinguishment of debt	(4,612)	—	—
Changes in cash due to:
Receivables	227	466	4,280
Prepaid expenses	6,978	586	(31,281)
Accounts payable	12,357	406	(8,237)
Accrued liabilities	(26,171)	6,178	15,084
Deferred revenue	(3,178)	47	(2,914)
Other long term assets and liabilities, net	(599)	—	(2,234)
Income taxes	(3,654)	(43)	(30,155)

Cash (used for) provided by operating activities	(9,275)	11,508	(34,423)

Investing activities:
Capital expenditures	—	—	(87)
Capitalized software and website development expenditures	(11,935)	(188)	(6,253)
Other items, net	—	—	(1)

Cash used for investing activities	(11,935)	(188)	(6,341)

Financing activities:
Borrowings on revolving credit facility	—	—	171,341
Financing costs	—	—	(1,298)
Payments on long-term debt	(36,808)	—	—
Taxes paid related to net share settlement of equity awards	—	—	(145)
Cash paid for acquisitions	—	—	(16,000)

Cash (used for) provided by financing activities	(36,808)	—	153,898

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,266)	544	3,966

Net (decrease) increase in cash and cash equivalents and restricted cash	(59,284)	11,864	117,100
Cash and cash equivalents and restricted cash, beginning of period	166,577	173,620	56,520

Cash and cash equivalents and restricted cash, end of period	$107,293	$185,484	$173,620

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
						2026
	Successor			2026		Constant Currency
	Three Months Ended		Three Months Ended	vs		vs
	June 30, 2026		June 30, 2025	2025		2025
	GAAP	Constant Currency	Combined (1)	Combined		Combined
Selected Financial Data
Revenue (2)	$162,324	$161,523	$189,163	(14.2%	)	(14.6%	)
Behavioral Subscription Revenue (3)	$121,486	$120,689	$157,258	(22.7%	)	(23.3%	)
Clinical Subscription Revenue (4)	$39,906	$39,908	$30,593	30.4%		30.4%
Subscription Revenue (5)	$161,392	$160,597	$187,851	(14.1%	)	(14.5%	)
Other Revenue (6)	$932	$926	$1,312	(29.0%	)	(29.4%	)

Note: Totals may not sum due to rounding.

(1)

These amounts combine the revenue of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2)	“Revenue” consists of the aggregate of Subscription Revenue and Other Revenue.

(3)	“Behavioral Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Behavioral offerings.

(4)	“Clinical Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Clinical offerings.

(5)	“Subscription Revenue” is the sum of Behavioral Subscription Revenue and Clinical Subscription Revenue.

(6)	“Other Revenue” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
						2026
	Successor			2026		Constant Currency
	Six Months Ended		Six Months Ended	vs		vs
	June 30, 2026		June 30, 2025	2025		2025
	GAAP	Constant Currency	Combined (1)	Combined		Combined
Selected Financial Data
Revenue (2)	$330,585	$325,531	$375,735	(12.0%	)	(13.4%	)
Behavioral Subscription Revenue (3)	$250,010	$245,006	$312,981	(20.1%	)	(21.7%	)
Clinical Subscription Revenue (4)	$78,739	$78,741	$60,051	31.1%		31.1%
Subscription Revenue (5)	$328,749	$323,746	$373,032	(11.9%	)	(13.2%	)
Other Revenue (6)	$1,836	$1,784	$2,703	(32.1%	)	(34.0%	)

Note: Totals may not sum due to rounding.

(1)

These amounts combine the revenue of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2)	“Revenue” consists of the aggregate of Subscription Revenue and Other Revenue.

(3)	“Behavioral Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Behavioral offerings.

(4)	“Clinical Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Clinical offerings.

(5)	“Subscription Revenue” is the sum of Behavioral Subscription Revenue and Clinical Subscription Revenue.

(6)	“Other Revenue” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUE PER AVERAGE SUBSCRIBER)

UNAUDITED

	Successor		Combined
	Three Months Ended		Three Months Ended
	June 30, 2026		June 30, 2025	Variance		Variance
		(Constant Currency)				(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	2,463	N/A	3,299	(25.4%	)	N/A
Incoming Clinical Subscribers	197	N/A	135	45.9%		N/A

Incoming Subscribers	2,659	N/A	3,434	(22.6%	)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers	2,291	N/A	3,040	(24.6%	)	N/A
End of Period Clinical Subscribers	197	N/A	127	55.7%		N/A

End of Period Subscribers	2,489	N/A	3,167	(21.4%	)	N/A

Monthly Subscription Revenue Per Average Subscriber (3)
Monthly Behavioral Subscription Revenue Per Average Subscriber	$17.04	$16.92	$16.54	3.0%		2.3%
Monthly Clinical Subscription Revenue Per Average Subscriber	$67.55	$67.55	$78.00	(13.4%	)	(13.4%	)
Monthly Subscription Revenue Per Average Subscriber	$20.90	$20.80	$18.97	10.2%		9.6%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.

(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.

(3)

The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for quarterly periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective quarterly period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUE PER AVERAGE SUBSCRIBER)

UNAUDITED

	Successor		Combined
	Six Months Ended		Six Months Ended
	June 30, 2026		June 30, 2025	Variance		Variance
		(Constant Currency)				(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	2,631	N/A	3,244	(18.9%	)	N/A
Incoming Clinical Subscribers	130	N/A	92	41.9%		N/A

Incoming Subscribers	2,761	N/A	3,336	(17.2%	)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers	2,291	N/A	3,040	(24.6%	)	N/A
End of Period Clinical Subscribers	197	N/A	127	55.7%		N/A

End of Period Subscribers	2,489	N/A	3,167	(21.4%	)	N/A

Monthly Subscription Revenue Per Average Subscriber (3)
Monthly Behavioral Subscription Revenue Per Average Subscriber	$16.91	$16.57	$16.33	3.6%		1.5%
Monthly Clinical Subscription Revenue Per Average Subscriber	$75.13	$75.13	$85.01	(11.6%	)	(11.6%	)
Monthly Subscription Revenue Per Average Subscriber	$20.76	$20.45	$18.77	10.6%		8.9%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.

(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.

(3)

The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for year-to-date periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective year-to-date period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor								Predecessor
					Period from				Period from
	Three Months Ended				June 25, 2025				March 30, 2025
	June 30, 2026				through June 30, 2025				through June 24, 2025
				Selling,				Selling,				Selling,
			Product	General, and			Product	General, and			Product	General, and
	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative
	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses
GAAP	$114,142	$47,875	$6,441	$50,352	$8,909	$2,784	$686	$2,853	$130,508	$32,093	$14,160	$42,851
% of Revenue	70.3%	29.5%	4.0%	31.0%	73.2%	22.9%	5.6%	23.4%	73.7%	18.1%	8.0%	24.2%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$—	$—	$—	$—	$(182)	$—	$—	$—	$(10,049)
Depreciation and Amortization Expenses	5,331	—	—	(20,585)	330	—	(4)	(1,347)	4,147	—	(54)	(3,086)
Restructuring Charges (2)	—	—	—	156	—	—	—	—	(2,071)	—	—	(977)
Share-based Compensation Expense	0	(160)	(109)	(463)	—	—	—	—	—	—	—	(3,171)
Executive Related One-Time Costs (3)	—	—	—	(3,798)	—	—	—	—	—	—	—	—

Total Adjustments	$5,332	$(160)	$(109)	$(24,690)	$330	$—	$(4)	$(1,529)	$2,076	$—	$(54)	$(17,284)

Adjusted	$119,474	$47,715	$6,332	$25,662	$9,239	$2,784	$682	$1,324	$132,584	$32,093	$14,106	$25,567
% of Revenue	73.6%	29.4%	3.9%	15.8%	75.9%	22.9%	5.6%	10.9%	74.9%	18.1%	8.0%	14.4%

Currency Adjustment	(698)	(41)	0	(51)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Constant Currency	$113,444	$47,834	$6,441	$50,301	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% of Revenue	70.2%	29.6%	4.0%	31.1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$118,775	$47,675	$6,332	$25,610	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% of Revenue	73.5%	29.5%	3.9%	15.9%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.

(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2025 restructuring plan, the previously disclosed 2024 restructuring plan and the previously disclosed 2023 restructuring plan.

(3)	Non-recurring expenses in connection with the management of certain executive matters.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor								Predecessor
					Period from				Period from
	Six Months Ended				June 25, 2025				December 29, 2024
	June 30, 2026				through June 30, 2025				through June 24, 2025
				Selling,				Selling,				Selling,
			Product	General, and			Product	General, and			Product	General, and
	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative
	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses
GAAP	$232,815	$140,809	$14,534	$98,436	$8,909	$2,784	$686	$2,853	$263,384	$110,871	$25,281	$78,480
% of Revenue	70.4%	42.6%	4.4%	29.8%	73.2%	22.9%	5.6%	23.4%	72.4%	30.5%	7.0%	21.6%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$—	$—	$—	$—	$(182)	$—	$—	$—	$(20,873)
Depreciation and Amortization Expenses	10,512	—	—	(41,290)	330	—	(4)	(1,347)	8,650	—	(115)	(5,440)
Restructuring Charges (2)	(65)	—	—	(377)	—	—	—	—	(2,455)	—	—	(2,333)
Share-based Compensation Expense	0	(301)	(218)	(899)	—	—	—	—	—	—	—	(4,032)
Executive Related One-Time Costs (3)	—	—	—	(5,362)	—	—	—	—	—	—	—	—

Total Adjustments	$10,447	$(301)	$(218)	$(47,928)	$330	$—	$(4)	$(1,529)	$6,195	$—	$(115)	$(32,677)

Adjusted	$243,262	$140,508	$14,316	$50,508	$9,239	$2,784	$682	$1,324	$269,579	$110,871	$25,166	$45,803
% of Revenue	73.6%	42.5%	4.3%	15.3%	75.9%	22.9%	5.6%	10.9%	74.1%	30.5%	6.9%	12.6%

Currency Adjustment	(4,389)	(1,028)	(10)	(312)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Constant Currency	$228,426	$139,781	$14,524	$98,124	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% of Revenue	70.2%	42.9%	4.5%	30.1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$238,874	$139,480	$14,305	$50,196	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% of Revenue	73.4%	42.8%	4.4%	15.4%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.

(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2025 restructuring plan, the previously disclosed 2024 restructuring plan and the previously disclosed 2023 restructuring plan.

(3)	Non-recurring expenses in connection with the management of certain executive matters.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor			Predecessor
			Period from	Period from	Period from
	Three Months Ended	Six Months Ended	June 25, 2025	March 30, 2025	December 29, 2024
	June 30, 2026	June 30, 2026	through June 30, 2025	through June 24, 2025	through June 24, 2025
Net Income (Loss)	$14,074	$(37,926)	$1,254	$1,190,688	$1,118,103
Net Income (Loss) Margin	8.7%	(11.5%)	10.3%	672.7%	307.5%

Interest	11,588	23,064	923	11,061	38,664
Taxes	(11,155)	(332)	(523)	(20,906)	1,669
Depreciation and Amortization Expenses	25,916	51,802	1,681	7,287	14,201
Share-based Compensation Expense	732	1,418	—	3,173	4,032

EBITDA	$41,155	$38,026	$3,335	$1,191,303	$1,176,669
EBITDA Margin	25.4%	11.5%	27.4%	673.1%	323.6%

Franchise Rights Acquired Impairments (1)	—	—	—	—	27,549
Reorganization Items, net (2)	—	—	—	(1,143,918)	(1,143,918)
Gain on Extinguishment of Debt (3)	(4,612)	(4,612)	—	—	—
Transaction Costs (4)	—	—	182	10,049	20,873
Restructuring Charges (5)	(156)	313	—	(1,094)	(122)
Executive Related One-Time Costs (6)	3,798	5,362	—	—	—
Other (7)	(421)	(1,158)	932	4,478	6,685

Adjusted EBITDA	$39,764	$37,931	$4,449	$60,818	$87,736

Adjusted EBITDA Margin	24.5%	11.5%	36.6%	34.4%	24.1%

Note: Totals may not sum due to rounding.

(1)	The Company’s franchise rights acquired impairment charge related to its United States unit of account.

(2)

The net reorganization gain related to the Company’s emergence from its Chapter 11 financial reorganization and primarily consisted of the gain on settlement of liabilities subject to compromise and the impacts of fresh start valuation adjustments.

(3)	Gain on extinguishment of debt consists of the Company’s voluntary prepayment in May 2026 of a portion of its New Term Loan Facility at 68.5% of par.

(4)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.

(5)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2025 restructuring plan, the previously disclosed 2024 restructuring plan and the previously disclosed 2023 restructuring plan.

(6)	Non-recurring expenses in connection with the management of certain executive matters.

(7)	Primarily consists of the impact of foreign exchange gains and losses.